UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AUBURN NATIONAL BANCORPORATION, INC

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

                    April 3, 2024

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders of Auburn National Bancorporation, Inc., to be held at the AuburnBank Center, 100 North Gay Street, Auburn, Alabama, on May 14, 2024, at 3:00 P.M., local time (collectively, with any adjournments or postponements thereof, the “Meeting”).

The Notice of Meeting, Proxy Statement and Proxy are enclosed. We hope you can attend and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

Prior to the meeting, a reception will be held from 2:30 p.m. to 3:00 p.m. in the AuburnBank Center. We hope you can join us!

We thank you for your support this past year, and we encourage you to review our Annual Report. If you have any questions about the Proxy Statement or the Annual Report, please call or write us.

Sincerely,

/s/ Robert W. Dumas

Robert W. Dumas

Chairman of the Board

AUBURN NATIONAL BANCORPORATION, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 14, 2024

Notice is hereby given that the 2024 Annual Meeting of Shareholders of Auburn National Bancorporation, Inc. (the “Company”) will be held at the AuburnBank Center, 100 North Gay Street, Auburn, Alabama on Tuesday, May 14, 2024, at 3:00 P.M., local time (collectively, with any adjournments or postponements thereof, the “Meeting”), for the following purposes:

1.	Election of Directors. To elect 11 nominees to serve on the Board of Directors for a one-year term;

2.

Advisory Vote on Executive Compensation. To approve, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” as disclosed in the proxy statement that accompanies this notice;

3.	Approval of 2024 Equity and Incentive Compensation Plan. To approve the 2024 Equity and Incentive Compensation Plan;

4.	Ratification of Auditors. To ratify the appointment of Elliott Davis LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024; and

5.	Other Business. To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on March 18, 2024, are entitled to notice of and to vote at the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

By Order of the Board of Directors,

/s/ C. Wayne Alderman
C. Wayne Alderman
Secretary

April 3, 2024

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE TRANSFER AGENT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON BY WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON TUESDAY, MAY 14, 2024

THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS

ARE AVAILABLE AT WWW.AUBNPROXY.COM

AND OUR COMPANY’S WEBSITE WWW.AUBURNBANK.COM

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

OF

AUBURN NATIONAL BANCORPORATION, INC.

TO BE HELD MAY 14, 2024

General

This Proxy Statement is being furnished to shareholders of Auburn National Bancorporation, Inc. (the “Company”), a Delaware corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”), in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of the Company’s $.01 par value Common Stock (“Common Stock”) for the 2024 Annual Meeting of Shareholders of the Company (collectively, with any adjournments or postponements, the “Meeting”). Unless the context otherwise requires, the term “Company” includes the Company’s subsidiary, AuburnBank (the “Bank”). The Company’s Common Stock is listed on the Nasdaq Global Market under the symbol “AUBN.”

The Meeting is being held to consider and vote upon: (i) the election of 11 nominees for election to the Board of Directors for one-year terms; (ii) on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” (defined below) as disclosed in this Proxy Statement (a “say-on-pay proposal”); (iii) approval of the Company’s 2024 Equity and Incentive Compensation Plan; (iv) the ratification of the appointment of Elliott Davis LLC (“Elliott Davis”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024; and (v) such other matters as may properly come before the Meeting.

The Company’s Board of Directors knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

This Proxy Statement and the Proxy are first being provided on or about April 3, 2024, to Company shareholders of record as of the close of business on March 18, 2024 (the “Record Date”). The Company’s 2023 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2023, can be found by clicking the heading “Investor Relations” on the Company’s website, www.auburnbank.com, and then clicking on “SEC Filings”, and then clicking on “Annual Reports”.

Each shareholder is entitled to one vote on each proposal for each share of Common Stock held as of the Record Date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions (including votes to withhold authority to vote in certain cases), will be counted as shares present, and a quorum will exist if a majority of the shares issued and outstanding and entitled to vote at the meeting are present or represented by proxy.

Under Delaware law, the vote required for the election of directors is a plurality of the votes cast by the shares present or represented by proxy, at the Meeting and entitled to vote on the election of directors, provided a quorum is present. Consequently, with respect to the election of directors, “withhold” votes and broker non-votes will not be counted in determining whether the director has received the requisite number of votes for approval as they are not considered votes cast. All other proposals require the affirmative vote of the majority of shares present or represented by proxy, and entitled to vote at the Meeting (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “for” the proposal for it to be approved). Abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will not be counted in determining whether the proposal received the requisite number of votes for approval.

A “broker non-vote” occurs when a broker, dealer, bank, or voting trustee or their nominee who can be identified as a record holder of Common Stock holding shares in “street name” for a beneficial owner of Common Stock does not vote on a particular proposal because the record holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Brokers (and other similar record holders) that have not received voting instructions from their clients cannot vote on their clients’ behalf on the election of directors, the say-on-pay proposal or the 2024 Equity and Incentive Compensation Plan. Banks and brokers (and other similar record holders) that have not received voting instructions from their clients may vote their clients’ shares on the ratification of the appointment of Elliott Davis. Such broker votes on the ratification of the auditors are “broker discretionary votes,” and may be counted in meeting the quorum requirements.

Unless otherwise required by the Company’s Certificate of Incorporation or Amended and Restated Bylaws (“Bylaws”), or by the Delaware General Corporation Law or other applicable law, any other proposal that is properly brought before the Meeting will require the affirmative vote of the majority of shares present or represented by proxy, and entitled to vote at the Meeting (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “for” the proposal for it to be approved). With respect to any such proposal, abstentions will have the same effect as a vote “against” the proposal, and broker non-votes will not be counted in determining whether such proposal has received the requisite number of votes for approval.

The Company’s principal executive offices are located at 100 N. Gay Street, Auburn, Alabama 36830, and its telephone number is (334) 821-9200. The Company maintains an internet website at www.auburnbank.com.

Record Date, Solicitation and Revocability of Proxies

The Record Date for the Meeting has been set as the close of business on March 18, 2024. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. At the close of business on such date, there were approximately 3,493,674 shares of Common Stock issued and outstanding, which were held by approximately 343 shareholders of record.

Shares of Common Stock represented by a properly executed Proxy, if such Proxy is received in time and is not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxy. If you properly execute and return your Proxy but do not indicate any voting instructions with respect to one or more matters to be voted upon at the Meeting, or if your voting instructions are unclear, your shares will be voted in accordance with the recommendation of the Board of Directors as to all such matters. Specifically, your shares will be voted FOR the election of all director nominees, FOR the advisory approval of the say-on-pay proposal, FOR approval of the 2024 Equity and Incentive Compensation Plan, FOR the ratification of the appointment of Elliott Davis as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024; as well as in the discretion of the persons named as proxies on all other matters that may properly come before the Meeting.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Company’s Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person by written ballot. All written notices of revocation or other communications with respect to revocation of Proxies should be addressed as follows: Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama 36831-3110, Attention: C. Wayne Alderman, Secretary.

Proxy Solicitation Costs

The cost of soliciting Proxies for the Meeting will be paid by the Company. The Company’s officers may also solicit proxies by telephone or otherwise, but will not receive additional compensation for these activities. In addition to the solicitation of shareholders of record by mail, telephone, facsimile, or personal contact, the Company may also make arrangements with brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock to forward this proxy statement and the 2023 Annual Report to beneficial owners of Common Stock. The Company will reimburse them for the reasonable expenses in connection with these services.

PROPOSAL ONE: ELECTION OF DIRECTORS

General

Eleven persons have been nominated to serve on the Company’s Board of Directors for one-year terms expiring at the Company’s next scheduled annual meeting of shareholders and until their successors have been elected and qualified. All the nominees for director are current directors of the Company, and all have agreed to serve, if elected.

Proxies cannot be voted for more than the 11 nominees. Cumulative voting for directors is not permitted. All shares represented by valid Proxies received and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the election of all 11 nominees listed below. In the unanticipated event that any nominee is unable to serve, the persons designated as proxy holders will cast votes for the remaining nominees and for such other replacements as may be nominated by the Company’s Board of Directors.

The nominees have been nominated by the Company’s Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee, and the Board unanimously recommends a vote “FOR” the election of all 11 nominees listed below.

Information about Nominees for Directors and Executive Officers

The following table sets forth the name and age of each nominee for director, a brief description of his or her principal occupation and business experience, certain other directorships and how long he or she has been a director for the Company or the Bank. In addition, we have also provided a brief discussion of the specific experience, qualifications, attributes or skills that led to the Nominating and Corporate Governance Committee’s conclusion that the nominee should serve as one of our directors. Except for Robert W. Dumas, Chairman of the Board of Directors of the Company and the Bank and David A. Hedges, President and CEO of the Company and the Bank, none of the nominees are employed by the Company or the Bank or any entity that is an affiliate of the Company or the Bank.

Name, Principal Occupation, Business Experience, Age, Directorships and Qualifications	Director Since

C. Wayne Alderman	2004

Dean and Professor Emeritus, former Dean of Enrollment Services and former Dean, College of Business, Auburn University; former Director of Financial Operations of the Bank from 2000 to 2007; employed by Auburn University from 1979 to 2022. Dr. Alderman is 73.

Dr. Alderman, a certified public accountant and former Torchmark Professor of Accounting at Auburn University, has strategic planning expertise, public accounting and risk and general management knowledge to the Board. He also has valuable insight and banking knowledge as a result of his service as the Bank’s Director of Financial Operations from 2000 to 2007, in addition to serving as a director of the Bank since 1993.

Terry W. Andrus	1998

Retired President and Chief Executive Officer of the East Alabama Medical Center from 1984 to 2018; Director of Care Network Southeast, Former Director of Blue Cross/Blue Shield of Alabama. Mr. Andrus is 72.

Mr. Andrus has executive decision-making, financial expertise, and business-building skills from his past service as the Chief Executive Officer of a regional hospital. Mr. Andrus also has served as Chairman of the Alabama Hospital Association. He possesses banking knowledge through his service as a director of the Bank since 1991.

Name, Principal Occupation, Business Experience, Age, Directorships and Qualifications	Director Since

J. Tutt Barrett	2010

Mr. Barrett is a senior partner in the law firm of Dean & Barrett, located in Opelika, Alabama, where he has worked since 1992. Mr. Barrett is 72.

Mr. Barrett brings a wealth of legal and risk management skills to the Board. He also provides governance skills and experience gained through his service on the boards of various charitable organizations. In addition, Mr. Barrett served on one of the Bank’s local advisory boards from 1991 to 2010.

Laura J. Cooper	2020

Executive Director of Lee County Youth Development Center in Opelika, Alabama since 2000. She has held various positions with the Lee County Youth Development Center since 1987. Ms. Cooper is 65.

Ms. Cooper has extensive executive experience as head of a large non-profit in Lee County, Alabama. She also currently serves on the Auburn Industrial Development Board of Directors, the Opelika Chamber of Commerce Board of Directors, and the Auburn University Human Development and Family Studies Advisory Council. Ms. Cooper has held numerous other leadership positions, including her past service as President of the Auburn City School Board, Chairperson of the Auburn Chamber of Commerce Board, Chairperson of the United Way of Lee County Board, and as a member of the Auburn University College of Education Advisory Council. Ms. Cooper provides a unique perspective to the Board of Directors regarding the financial needs of the local community.

Robert W. Dumas	2001

Chairman of the Board of the Company and the Bank since January 2020; President and CEO of the Company from 2017 to December 31, 2022 and the Bank from 2001 to December 31, 2022; Vice Chairman of the Company and the Bank from 2013 until his election as the Chairman; President and Chief Lending Officer of the Bank from 1998 to 2001. He has been employed by the Bank since 1984; and is a Director of East Alabama Medical Center. Mr. Dumas is 70.

Mr. Dumas brings valuable insight and knowledge to the Board as a result of his service as President and CEO of the Company and the Bank. Mr. Dumas currently serves as a trustee or director of the Auburn University Board of Trustees, the Auburn Research and Technology Board of Directors, and recently ended terms on the Alabama Bankers Association Board of Directors, and the Federal Reserve Bank of Atlanta Board of Directors. He has held numerous other positions in professional leadership, including his service as President and Chairman of the Alabama Bankers Association and a member of the Auburn University Business Advisory Council. Mr. Dumas has valuable knowledge from his 46 years of service in the banking industry, including serving as a director of the Bank since 1997.

William F. Ham, Jr.	2004

Former Mayor of City of Auburn from 1998 to 2018; owner of Varsity Enterprises, a company providing coin laundry services, since 1977. Mr. Ham is 70.

Mr. Ham brings a wealth of business-building skills and community knowledge to the Board as a result of his experience as an entrepreneur and as the former Mayor of City of Auburn. He also has valuable knowledge through his service as a director of the Bank since 1993.

Name, Principal Occupation, Business Experience, Age, Directorships and Qualifications	Director Since

David A. Hedges	2022

President and Chief Executive Officer of the Company and the Bank since January 1, 2023; formerly Executive Vice President and Chief Financial Officer of the Company and the Bank since December 2015; and various other positions with the Company and Bank since 2006. Mr. Hedges is 45.

Mr. Hedges brings valuable knowledge and insight to the Board as a result of his service as Executive Vice President and Chief Financial Officer of the Company and the Bank. He has demonstrated a thorough and thoughtful approach to strategy, execution, and service to employees, customers, shareholders and the community. Prior to joining the Company, Mr. Hedges worked at KPMG LLP in their financial services audit practice from 2002 to 2006.

David E. Housel	2004

Director of Athletics Emeritus at Auburn University since January 2006; Director of Athletics at Auburn University from 1994 to January 2006. He was employed by Auburn University from 1970 to 2006. Mr. Housel is 77.

Mr. Housel brings valuable business, public relations, and strategic planning skills to the Board through his previous experience managing a major collegiate athletic program with numerous employees and supervising multi-million dollar budgets. He also possesses banking knowledge through his service as a director of the Bank since 1997.

Michael A. Lawler	2024

Founder and Chief Executive Officer of Fullsteam Holdings LLC (“Fullsteam”) since April 2018; formerly President – Strategic Markets Group and executive officer for Heartland Payment Systems, Inc. from 2012 until its sale to Global Payment System Inc. in 2016. After the sale, Mr. Lawler briefly retired before discussions that led to the formation of Fullsteam. Mr. Lawler is 61.

Mr. Lawler has executive decision-making, strategic planning, and business-building skills as the founder and Chief Executive Officer of Fullsteam and previously as an executive officer of Heartland Payment Systems. He also possesses valuable insight regarding the intersection of technology and payments for a variety of small business industry verticals and as a vendor to banks. Mr. Lawler was elected to the Boards of the Company and the Bank effective March 29, 2024.

Anne M. May	1990

Retired Partner, Machen & McChesney, LLP, an accounting firm located in Auburn, Alabama, from 1983 to 2018. Ms. May is 73.

Ms. May has valuable risk management skills, public accounting knowledge and expertise in compensation and tax compliance as a partner and former managing partner for a local accounting firm. She also possesses extensive banking knowledge through her service as a director of the Bank since 1982.

Sandra J. Spencer	2024

Retired from Auburn University; where she served as Director for the Alabama 4-H Youth Development and Conference Center in Columbiana, Alabama from 2000 to 2014. Ms. Spencer is 64.

Ms. Spencer has valuable business insights and expertise from her 25+ years working in the hospitality industry. She also possesses a wealth of community knowledge from her service and dedication to local philanthropic efforts, including Chapter A, P.E.O., a philanthropic organization focused on the education and advancement of women. Ms. Spencer was elected to the boards of the Company and the Bank effective March 29, 2024.

CORPORATE GOVERNANCE

Board Leadership Structure

Robert W. Dumas serves as Chairman of the Company and the Bank, and was President and CEO of the Company and the Bank through December 31, 2022. The Board of Directors does not have a policy with respect to the separation of the offices of Chairman and the Chief Executive Officer. The Board believes this issue is part of the succession planning process and that it is in the best interests of the Company and our shareholders to retain the flexibility to combine or separate these functions. The Board believes there were a number of important advantages of combining the positions of Chairman and Chief Executive Officer, including the following:

•

Mr. Dumas has 40 years of experience at the Bank, including 21 years as President and Chief Executive Officer and 10 years as Vice Chairman and three years as Chairman of the Company and the Bank. He has the knowledge, expertise, and experience to understand the opportunities and challenges facing the Company, as well as the community and banking industry leadership and management experience and skills to promote and execute our values and strategy, particularly during the current economic environment;

•

Prior to retiring as President and CEO at the end of 2022, Mr. Dumas could lead Board discussions regarding our business and strategy, and provided unified leadership for the Company. His services as Chairman offers continuity and support for our management team and strategic advice;

•

The previous combination of the positions and Mr. Dumas’ continued service as Chairman since the end of 2022 creates a firm link between management and the Board and promotes the development and implementation of corporate strategy; and

•

Mr. Dumas’s continuing service as Chairman facilitates timely communication with the Board on critical business matters given the complexity of our business and his knowledge of our customers, communities and other stakeholders.

The Board believes that combining the positions of Chairman and Chief Executive Officer did not adversely affect the Board’s independence. The Company’s Board had nine members and Mr. Dumas was the only inside director prior to the election of Mr. Hedges in November 2022 as part of the Company’s and the Bank’s management succession plan. After filling two vacancies on the Board in March 2024, eight directors have been determined to be independent under Nasdaq’s listing standards, and one outside director is a strong community and business leader who has not served as an employee or officer of the Company or the Bank. Our corporate governance guidelines provide that the independent directors will meet at least semi-annually in executive session without management present.

The Company also has established an Independent Director Committee. Anne M. May is currently the chairperson of such committee and therefore is formally identified as the Lead Independent Director. The Lead Independent Director has broad responsibility and authority, including to:

•	Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors;

•	Call meetings of Independent Directors Committee; and

•	Serve as the principal liaison between the Chairman and the Independent Directors.

The Company believes the foregoing structure, policies and practices, when combined with the Company’s other governance policies and procedures, provide appropriate oversight, discussion and evaluation of decisions and direction from the Board of Directors.

Board’s Role in Risk Oversight

The Board of Directors maintains oversight responsibility of the management of the Company’s risks. A fundamental part of risk management is not only understanding the risks to the Company, and the actions needed to manage those risks, but also determining acceptable levels of risk for the Company. The full Board of Directors reviews enterprise risk management through or with the committees and with management.

While the Board of Directors maintains the ultimate oversight responsibility for risk management, the Board’s committees have these responsibilities for risk management oversight:

•

the Compensation Committee evaluates, with our senior officers, risks posed by our compensation programs and seeks to avoid compensation that may promote unnecessary or excessive risks and that does not reward performance consistent with applicable laws. The Compensation Committee’s role and its relationship with the Board are more fully described under “Committees of the Board – Compensation Committee”;

•

the Audit Committee oversees risks related to our financial statements, our compliance with legal and regulatory requirements, including transactions with insiders and affiliates, our financial reporting process and system of internal controls. The Audit Committee also evaluates the performance of our independent auditors and our internal auditing department. The Audit Committee periodically meets privately in separate executive sessions with management, our internal audit department, and the independent auditors. The Audit Committee’s role and its relationship with the Board are more fully described under “Committees of the Board – Audit Committee”; and

While each of these committees is responsible for evaluating and overseeing the management of these risks, the entire Board of Directors is informed through committee reports about such risks. In addition, each of the Company’s directors serves on the Bank’s Board of Directors. We believe that Board committees that report at the Bank level are critical to the Company’s risk management processes. These committees include the Director’s Loan Committee, Asset/Liability Committee, Information Technology/Information Security (“IT/IS”) Steering Committee, and Operations and Bank Secrecy Act (“BSA”) Committee. These committees each play a role in monitoring the following risks to the Bank and Company: credit, liquidity, interest rate, anti-money laundering and sanctions compliance, general compliance, and operational, reputational and information technology and systems security, including cybersecurity risks.

Director Nominating Process

The Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board, monitors existing director qualifications and periodically examines the composition of the Company’s Board of Directors and determines whether the Board of Directors would better serve its purposes with the addition of one or more directors. This assessment includes, among other relevant factors, in the context of the perceived needs of the Board at that time, including experience and relevant knowledge, reputation, judgment, diversity and skills.

If the Nominating and Corporate Governance Committee determines that adding a new director is advisable or if a vacancy on the Board arises, the Nominating and Corporate Governance Committee initiates the search, and works with the other directors and management. This Committee may retain a search firm to assist in the search, if the Committee determines this is necessary or appropriate. The Nominating and Corporate Governance Committee will consider all appropriate candidates proposed by management, directors and shareholders.

Information regarding potential candidates is presented to the Nominating and Corporate Governance Committee, which then evaluates the candidates based on the needs of the Board of Directors at that time. Nominees for directors are considered on the basis of various factors, including their character, experience, skills, and knowledge of our communities. We seek a Board of Directors with a majority of independent directors with a range of complementary experiences and diversity, including persons with the expertise and qualifications required by our Audit and Compensation Committees. Potential candidates are evaluated according to the same criteria, regardless of whether the candidate was recommended by the Nominating and Corporate Governance Committee, a shareholder, another director, management or another third party. The Nominating and Corporate Governance Committee then meets to consider the selected candidate(s) and submits the approved candidate(s) to the full Board of Directors for approval and recommendation to the shareholders.

The director nomination process is designed so that the Board considers members with diverse backgrounds, including race, ethnicity, gender, education, skills and experience, with a focus on appropriate financial and other expertise relevant to the Company’s business. The nomination process also considers issues of judgment, independence, conflicts of interest, integrity, ethics and commitment to the goal of maximizing shareholder value. The Board and the Nominating and Corporate Governance Committee’s goal with regard to the consideration of diversity in identifying director nominees is to assemble a group of directors with deep, varied experiences, sound judgment and commitment to the Company’s success.

In 2021, Nasdaq amended its listing rules to require diverse board composition and disclosure of specified diversity metrics, subject to certain exceptions and transition periods. In accordance with Nasdaq rules, the table below provides the composition of the Company’s Board of Directors based on voluntary self-identification of gender identity and other demographics. Each of the categories listed in the table has the meaning as it is used in the Nasdaq rules and related guidance and instructions.

Board Diversity Matrix (as of April 3, 2024)

	Female	Male	Total
Part I: Gender Identity
Directors	3	8	11

Part II: Demographic Background
African American or Black	1	—	1
White	2	8	10

Shareholder Nominations

Subject to the requirements of the Company’s Certificate of Incorporation and Amended and Restated Bylaws, as well as any requirements of law or regulation, any shareholder entitled to vote for the election of directors may recommend a director nominee. Advance notice of such proposed nomination must be received by the Secretary of the Company not less than 21 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors. Nominations should be submitted in writing to the Secretary of the Company specifying the nominee’s name and other required information set forth in the Company’s Bylaws. No shareholder nominee recommendations have been received with respect to the Annual Meeting, and no third party search firms were used in 2023 to identify director candidates.

Shareholder Communications

Shareholders who wish to communicate with the Board, or any individual director or group of directors, may do so by sending written communications addressed to: Board of Directors of Auburn National Bancorporation, Inc., c/o C. Wayne Alderman, Secretary, Auburn National Bancorporation, Inc., 100 N. Gay Street, P.O. Box 3110, Auburn, Alabama, 36831-3110. All information will be compiled by the Secretary of the Company and submitted to the Board of Directors or each applicable director at the next regular meeting of the Board of Directors.

Meetings of the Board of Directors

The Boards of Directors of the Company and the Bank, as well as the committees of the Company’s and Bank’s Boards of Directors, generally hold meetings on the same day. The Company’s Board of Directors held 12 meetings during 2023. All directors attended at least 75% of the aggregate of all meetings of the Company’s Board of Directors and each committee on which they served. All of the Company’s directors are encouraged to attend the Company’s annual meetings of shareholders. All of the Company’s directors attended the 2023 Annual Meeting of Shareholders.

Committees of the Board of Directors

In accordance with the Company’s Corporate Governance Guidelines or Bylaws, the Company’s Board has established the committees described below. As of March 18, 2024, the members of each committee are identified below. The Company expects to assign the recently elected directors, Ms. Spencer and Mr. Lawler to committees of the Company and the Bank following the forthcoming Annual Meeting:

Director Name	Audit	Compensation	Nominating & Corporate Governance	Independent Directors	Executive	Strategic Planning	Property
Alderman	✓			✓	✓	✓
Andrus	✓(C)	✓	✓(C)	✓		✓
Barrett	✓	✓	✓	✓			✓
Cooper*
Dumas					✓(C)	✓(C)	✓(C)
Ham, Jr.	✓			✓			✓
Hedges					✓	✓	✓
Housel	✓	✓		✓		✓
May	✓	✓(C)	✓	✓(C)	✓	✓	✓

(C)	Chairman

*	Although Ms. Cooper does not currently serve on any committees at the Company level, she serves on the Bank’s IT/IS Steering Committee, Operations Committee and Asset/Liability Committee.

Audit Committee

The Audit Committee has the responsibilities set forth in the Audit Committee Charter, including reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It appoints independent auditors, reviews and approves their audit plan and reviews with the independent auditors the results of the audit and management’s response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee also coordinates with our Compensation Committee in the event of any restatement of our financial statements that would require a clawback of previously paid compensation under our Erroneously Awarded Executive Incentive-Based Compensation Recovery Policy. All members of the Audit Committee are “independent directors,” as defined in the Nasdaq governance rules, and meet the independence criteria set forth in SEC Rule 10A-3(b)(1) and the Nasdaq governance rule, and also the Nasdaq and SEC financial literacy requirements. The audit committee has the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. This committee held 14 meetings in 2023. The Board of Directors has determined that C. Wayne Alderman and Terry W. Andrus, members of the Audit Committee, are “audit committee financial experts,” as defined by SEC rules.

Compensation Committee

The Compensation Committee Charter authorizes the Compensation Committee to review, recommend and approve the compensation of the Chief Executive Officer, other executive officers and other key employees of the Company and the Bank; evaluate the Company’s incentive compensation plans, including any equity compensation plans; and select, interview and make hiring recommendations to the Board for the Chief Executive Officer position. In addition, the Committee approves changes to any Company personnel policy manuals or handbooks, and annually evaluates director compensation. This Committee will, in coordination with the Audit Committee, make determinations regarding, and oversee, the recovery of erroneously awarded executive compensation under our Erroneously Awarded Executive Incentive-Based Compensation Recovery Policy. If the 2024 Equity and Incentive Compensation Plan is approved at the Meeting, this plan will be administered by the Compensation Committee. Although it has not done so, the Compensation Committee may delegate authority to subcommittees consisting of one or more members, as it deems appropriate. The Compensation Committee may engage its own legal counsel and compensation consultants, funded by the Company. All current members of the Compensation Committee are “independent directors” as defined in the Nasdaq listing standards. This committee held two meetings in 2023.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s purpose is to identify individuals qualified to become members of the Company’s Board of Directors and recommend to the Board any director nominees. The Nominating and Corporate Governance Committee considers all appropriate candidates proposed by management, directors and shareholders. The Committee will consider all shareholder nominees that are submitted in accordance with the procedures described in the Shareholder Nominations section in this Proxy Statement. This committee also takes a leadership role in shaping corporate governance policies and practices of the Company. The responsibilities and duties of the Nominating and Corporate Governance Committee are more fully set out in the Nominating and Corporate Governance Committee Charter. All members of the Nominating and Corporate Governance Committee are “independent directors” as defined in the Nasdaq listing standards. The Nominating and Corporate Governance Committee held three meetings in 2023.

Independent Directors Committee

The Independent Directors Committee was formed to meet Nasdaq listing standards, which require that the Company’s independent directors meet separately from the other directors in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by the Company’s independent directors. Nasdaq listing standards also require that a majority of the Company’s directors be “independent directors.” The Board has affirmatively determined that all members of the Independent Directors Committee are independent directors. The Company’s Board of Directors has appointed Anne M. May to serve as the Board’s Lead Independent Director. This committee held two meetings in 2023.

Executive Committee

The Company’s Executive Committee is authorized to act in the absence of the Board of Directors on certain matters that require Board approval. This committee held one meeting during 2023.

Strategic Planning Committee

The Strategic Planning Committee evaluates potential acquisitions and the Company’s long-range goals and oversees the process and risk assessment used for the officers’ and directors’ strategic planning sessions. Although this committee held no meetings during 2023, management provides regular updates to the Board of Directors regarding its strategic planning activities.

Property Committee

The Property Committee evaluates potential properties for expansion or branching activities. This committee held no meetings during 2023.

The Board of Directors has adopted a Code of Conduct and Ethics applicable to the Company’s directors, officers and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer and other senior financial officers. The Code of Conduct and Ethics, as well as the charters for the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee, can be found by clicking the heading “Investor Relations” on the Company’s website, www.auburnbank.com, and then clicking on “Corporate Overview”, and then clicking on “Governance Documents.” The Company posts any amendments to or waivers of, its Code of Conduct and Ethics at this location on the Company’s website. Any shareholder may make a written request for a copy of the Company’s Code of Conduct or the Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee charters to Auburn National Bancorporation, Inc., 100 N. Gay Street, Auburn, Alabama 36830, Attention: Marla Kickliter, Senior Vice President of Compliance and Internal Audit. Requests may also be made via telephone by contacting Ms. Kickliter or Tamela Seymour, Chief Human Resources Officer, at (334) 821-9200. As additional corporate governance standards are adopted, they will be disclosed on an ongoing basis on the Company’s website.

Board Compensation

In 2023, the Chairman received $2,000 and each director received $1,000, respectively, for each Board meeting attended, which will be the same for 2024. When the Company and Bank boards meet on the same day, a fee is paid for one board meeting only. In addition, members of the Audit Committee and the Compensation Committee of the Company, which also serve as the members of the Audit Committee and the Compensation Committee of the Bank, respectively, receive an additional fee of $250 for each committee meeting attended, while each Chairman of these committees receives $500 per meeting attended. Members of the Bank’s Loan Committee, Asset/Liability Committee and IT/IS Steering Committee receive $250 for each committee meeting attended, while each Chairman of these committees receives $500 per meeting attended. Committee chairs and members of the Bank’s Strategic Planning Committee and Property Committee receive $250 for each committee meeting attended. Historically, the Company’s and the Bank’s directors were eligible to receive year-end cash bonuses based upon the Company’s financial performance. No such bonuses were paid in 2024 for the Company’s performance in 2023. The Compensation Committee considered director compensation and eliminated bonuses and adopted a new director retainer fee of $300 per month per director and $600 per month for the Chairman of the Board effective January, 2024. In 2023, aggregate fees paid to Company and Bank directors totaled approximately $223,500. The compensation of directors may be changed from time to time by the Board of Directors upon recommendation of the Compensation Committee, without shareholder approval.

The following table provides information concerning the compensation of the Company’s directors for 2023. Compensation paid to David A. Hedges for his service as director is reported as part of his compensation as an employee and is reported in the Summary Compensation Table on page 15.

Name	Fees Earned or Paid in Cash	Non-equity Incentive Plan Compensation	Total
C. Wayne Alderman	$ 34,500	$ —	$ 34,500
Terry W. Andrus	18,750	—	18,750
J. Tutt Barrett	23,500	—	23,500
Laura J. Cooper	14,500	—	14,500
Robert W. Dumas	35,000	—	35,000
William F. Ham, Jr.	20,500	—	20,500
David E. Housel	18,500	—	18,500
Anne M. May	18,250	—	18,250
Edward Lee Spencer, III (1)	18,750	—	18,750

(1)	Edward Lee Spencer, III retired as director on September 30, 2023.

The Company did not grant any equity or non-equity incentive plan awards in 2023. No stock options were exercised or stock awards vested in 2023.

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The purpose of the Company’s compensation policies and procedures is to attract and retain experienced, highly qualified executives to promote our long-term success and shareholder value. The Board believes our compensation policies and procedures achieve this objective, and therefore recommend shareholders vote “FOR” the say-on-pay proposal through approval of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in the Proxy Statement, is hereby APPROVED.”

This say-on-pay proposal gives you as a shareholder the opportunity to endorse or not endorse the compensation we pay to our named executive officers (identified below) by voting to approve or not approve such compensation as described in this Proxy Statement. This vote is advisory, which means that it is not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

In last year’s Proxy Statement for the 2023 Annual Meeting, a similar advisory vote was requested by the Company. The results of last year’s vote were as follows:

	2023 Vote Count	Percent
For	1,866,997	97.4%
Against	24,059	1.3%
Abstain	24,803	1.3%
	1,915,859	100.0%

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. We encourage you to closely review the information we have provided under the caption “Executive Compensation” below.

The Board recommends you vote “FOR” the approval of this Resolution related to the compensation of the Company’s named executive officers.

EXECUTIVE OFFICERS

Executive officers of the Company and the Bank generally are appointed annually at a meeting of the respective Boards of Directors of the Company and the Bank in January to serve for one-year terms and until successors are chosen and qualified. In addition to Messrs. Dumas and Hedges, whose information is included under “Proposal One – Election of Directors,” our other executive officers are:

Name	Information About Executive Officers

Shannon S. O’Donnell	Chief Risk Officer since April 2014 and Senior Vice President of Credit Administration since 2007; formerly Vice President of Credit Administration since 2001. Ms. O’Donnell is 54.

Robert L. Smith	Senior Vice President and Chief Lending Officer of the Bank since April 2014; Vice President (Commercial and Consumer Lending) of the Bank since 2001; Mr. Smith is 55.

W. James Walker, IV

Senior Vice President and Chief Financial Officer of the Company and the Bank since January 2023; formerly Senior Vice President and Chief Accounting Officer of the Company and the Bank since 2015. Mr. Walker is 54.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning the compensation of our named executive officers for the years ended 2023 and 2022.

Name and Principal Position	Year	Salary	Bonus (5)	All Other Compensation (6)	Total

David A. Hedges	2023	$300,000	$ —	$41,224	$341,224
President and Chief Executive Officer of the Bank and the Company (1)	2022	237,392	75,000	19,196	331,589

Robert W. Dumas	2022	358,944	100,000	60,866	519,810
Chairman, President and Chief Executive Officer of the Bank and the Company (2)

Robert L. Smith (3)	2023	227,212	34,000	8,996	270,208
Senior Vice President and Chief Lending Officer of the Bank	2022	216,393	35,000	8,446	259,839

W. James Walker, IV (3)(4)	2023	235,000	27,000	10,030	272,030
Senior Vice President and Chief Financial Officer of the Bank and the Company	2022	210,968	30,000	9,069	250,037

(1)

Mr. Hedges was the Executive Vice President and Chief Financial Officer of the Company and the Bank through December 31, 2022. On January 1, 2023, Mr. Hedges succeeded Mr. Dumas as President and CEO of the Company and the Bank. Mr. Hedges was elected as a director of the Company and the Bank on November 8, 2022. He received fees for his service as a director of the Company and the Bank of $21,250 in 2023, and $2,500 in 2022.

(2)

Mr. Dumas was the Chairman, President and Chief Executive Officer of the Company and the Bank through December 31, 2022. On January 1, 2023, Mr. Dumas remained Chairman and was succeeded as President and Chief Executive Officer by Mr. Hedges. Accordingly, Mr. Dumas’ compensation is shown for 2022, but not for 2023. In addition to his salary and other compensation, Mr. Dumas received fees for his services as a director of the Company and the Bank of $35,000 in 2023. His 2022 all other compensation includes $42,050 for his service as a director of the Company and the Bank.

(3)	Considered the two most highly compensated executive officers other than the principal executive officer for the year ended December 31, 2023.

(4)

Mr. Walker was the Senior Vice President and Chief Accounting Officer of the Company and the Bank through December 31, 2022. On January 1, 2023, Mr. Walker succeeded Mr. Hedges as Chief Financial Officer of the Company and the Bank.

(5)	Represents cash incentive awards paid to the Company’s executive officers. Bonuses that were earned in 2022 and 2023 were paid in 2023 and 2024, respectively.

(6)	For 2023, includes compensation as described under “All Other Compensation” below.

All Other Compensation

All Other Compensation for 2023 in the Summary Compensation Table above consisted of:

Name	Insurance Premiums	Company Contributions to Retirement and 401(k) Plans	Total Compensation as Director (1)	Total

David A. Hedges	$8,598	$11,375	$21,250	$41,224

Robert L. Smith.	630	8,366	—	8,996

W. James Walker, IV	630	9,400	—	10,030

(1)	Represents fees earned as an employee director of the Bank and Company.

2023 Grants of Plan-Based Awards

The Company did not grant any equity or non-equity incentive plan awards in 2023.

2023 Option Exercises and Stock Vested

There were no stock options exercised or stock awards vested in 2023.

Outstanding Equity Awards at December 31, 2023

There were no unexercised options, unvested stock, and equity incentive plan awards for named executive officers outstanding as of December 31, 2023.

Pension Benefits and Nonqualified Deferred Compensation

The Company does not offer any pension or nonqualified deferred compensation benefits to its named executive officers.

Pay-Versus-Performance

The following table sets forth information concerning the compensation of our principal executive officer, or “PEO,” and, on an average basis, the compensation for our two other highest paid named executive officers, or “Other NEOs,” for each of the fiscal years ending December 31, 2023, 2022 and 2021, as such compensation relates to our financial performance for each such fiscal year.

Year	Summary Compensation Table Total for PEO (3)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Other NEOs (3)	Average Compensation Actually Paid to Other NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Income
2023 (1)	$341,224	$341,224	$271,119	$271,119	$57.29	$1,395,000
2022 (2)	519,810	519,810	290,714	290,714	58.95	10,346,000
2021 (2)	453,163	453,163	255,900	255,900	79.65	8,039,000

(1)

For 2023, the PEO was David A. Hedges and the Other NEOs were Robert L. Smith, Senior Vice President and Chief Lending Officer and W. James Walker, IV, Senior Vice President and Chief Financial Officer.

(2)

For 2022 and 2021, the PEO was Robert W. Dumas and the Other NEOs were David A. Hedges, Executive Vice President and Chief Financial Officer and Robert L. Smith, Senior Vice President and Chief Lending Officer.

(3)

The Company did not have any equity awards for the years presented; therefore, the Summary Compensation Table Total for PEO and Compensation Actually Paid to PEO are the same, and the Average Summary Compensation Table Total for Other NEOs and Average Compensation Actually Paid to Other NEOs are the same.

(4)

Total Shareholder Return is the cumulative total shareholder return, which assumes $100 was invested in our common stock at the market price at the regular close of Nasdaq trading on December 31, 2020 through December 31, 2023. It assumes the reinvestment of all cash dividends prior to any tax effect.

Relationship Between Pay and Performance

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the three most recently completed fiscal years.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Company does not have any severance or change in control agreements with any of its named executive officers.

STOCK OWNERSHIP BY CERTAIN PERSONS

The following table sets forth the number and the percentage of shares of the Company’s Common Stock that were beneficially owned, as of the Record Date, by (1) each of our directors and each of our named executive officers, (2) all of our directors and executive officers as a group, and (3) each person known to us to beneficially own more than 5% of any class of our voting common stock. Other than as set forth below, no “persons” (as that term is defined by the SEC) are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the Company’s only class of voting securities, as of the Record Date.

Name of Beneficial Owner (1)	Number of Shares (2)	Percent of Class
All Directors and Named Executive Officers:
C. Wayne Alderman	5,116	*
Terry W. Andrus (3)	4,045	*
J. Tutt Barrett	8,460	*
Laura J. Cooper	127	*
Robert W. Dumas	42,495	1.22%
William F. Ham, Jr. (4)	4,770	*
David E. Housel	7,281	*
Anne M. May	33,311	*
Michael A. Lawler	1,000	*
Sandra J. Spencer (5)-(11)	743,373	21.28%
David A. Hedges	1,663	*
Robert L. Smith	370	*
W. James Walker, IV	—	*
All Directors and Executive Officers as a Group (14 persons)	853,333	24.43%

Persons known to Company who own more than 5% of outstanding shares of Company Common Stock:

Sandra J. Spencer (5)-(11) 100 N. Gay Street Auburn, AL 36830	743,373	21.28%
Emil F. Wright, Jr. (12)-(14) 100 N. Gay Street Auburn, AL 36830	334,164	9.56%

*	Less than 1%

(1)	Unless specified below, each director’s and named executive officer’s business address is c/o AuburnBank, 100 N. Gay Street, Auburn, Alabama 36830.

(2)

Information relating to beneficial ownership of Common Stock by the individuals named in the above table is based upon information furnished by the respective individuals using “beneficial ownership” concepts set forth in rules of the SEC under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, directors and named executive officers may be named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors and named executive officers possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names. Shares have been rounded to whole shares.

(3)	Includes 3,292 shares held by Mr. Andrus that were pledged as collateral for a loan from the Bank.

(4)	Includes 300 shares held by Mr. Ham’s wife, as to which Mr. Ham may be deemed to have shared voting and investment power.

(5)	Includes 666,825 shares held as the sole Personal Representative of the Estate of Edward L. Spencer, Jr.

(6)	Includes 47,882 shares held by the E.L. Spencer, Jr. 2008 Revocable Trust, where Ms. Spencer is the sole trustee.

(7)	Includes 17,000 shares held pursuant to a power of attorney from Ruth Spencer, Ms. Spencer’s mother.

(8)	Includes 10,272 shares held individually by Ms. Spencer.

(9)	Includes 1,320 shares representing Ms. Spencer’s indirect one-third membership interest in 3,960 shares held in Spencer LLC.

(10)	Includes 74 shares owned by Ms. Spencer’s husband, individually, as to which Ms. Spencer may be deemed to have shared voting and dispositive power.

(11)

Excludes a total of 19,002 shares, including 2,640 shares which reflect her two brothers’ membership interest in Spencer LLC where Ms. Spencer is one of three members; and 16,362 shares held by the Edward L. Spencer Foundation, where Ms. Spencer is one of three directors. Ms. Spencer disclaims any economic interest in these 19,002 shares.

(12)	Includes 58,978 shares held by Dr. Wright’s wife, as to which Dr. Wright may be deemed to have shared voting and investment power.

(13)

Excludes 57,820 shares held by Ferrocene, LP, a family limited partnership where Dr. Wright and his wife are general partners with voting and dispositive power, but where the limited partners beneficially own 57,820 shares, as to which Dr. Wright disclaims any economic interest.

(14)	Excludes 500 shares held by Comitas Foundation, Inc., a 501(c)(3) private foundation, whose executive officers are Dr. Wright and his wife. Dr. Wright disclaims any economic interest in such shares.

INSIDER TRADING POLICY

The Company maintains an Insider Trading Policy which is reviewed and updated at least annually, and which was updated in 2023 to reflect amendments to SEC Rule 10b5-1. This Policy covers Company and Bank directors, officers, and employees as well as consultants or independent contractors whose business relationship with the Company provides access to “material nonpublic information” regarding the Company. No such “covered person” may engage in transactions with respect to Company securities of a speculative nature at any time. Such persons are at all times prohibited from short-selling Company securities or engaging in transactions involving Company Derivative Securities. This prohibition includes trading in Company-based put options and other options contracts, including straddles, swaps, short sales and the like, excluding the exercise of options and other equity awards or Company Derivative Securities, if any, granted to covered persons by the Company as incentive compensation. The Policy does not otherwise prohibit the receipt and exercise of options, restricted stock units, stock appreciation rights or other Derivative Securities granted under Company equity incentive plans. Participants in, and awards pursuant, to the proposed 2024 Equity and Incentive Compensation Plan also will be subject to the Insider Trading Policy.

This Policy also requires prior notice to and approval of the Company before entering into, modifying or terminating a Rule 10b5-1 plan or other qualified selling plan. Covered persons are responsible for determining that they are not in possession of, and do not have access to, material nonpublic information, and for verifying that the Company has not imposed any restrictions on their ability to engage in trades when taking action with respect to any trades or entering into, modifying and terminating any 10b5-1 or other qualified trading plan.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Various Company and Bank directors, officers, and their affiliates, including corporations and firms where they are directors or officers or where they and/or their families have an ownership interest, are customers of the Company and the Bank. These persons, corporations, and firms have had transactions in the ordinary course of business with the Company and the Bank, including borrowings, all of which management believes were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. Such transactions are subject to review and approval as and to the extent provided in our Audit Committee Charter. The Company and the Bank expect to have such transactions, under similar conditions, with their directors, officers, and affiliates in the future.

Federal Reserve Regulation O requires loans made to executive officers and directors to be made on substantially the same terms, including interest rates and collateral, and following credit-underwriting procedures, that are no less stringent than those prevailing at the time for comparable transactions by the Bank with other persons. Such loans also may not involve more than the normal risk of repayment or present other unfavorable features. Additionally, no event of default may have occurred (that is, such loans are not disclosed as non-accrual, past due, restructured, or potential problems). Regulation O requires the Board of Directors to review any loan to a director or his or her related interests that has become criticized and whether such classification affects such director’s independence. In addition, the Audit Committee Charter provides that the Audit Committee will review and approve all related-party transactions. This includes a review of the Company’s compliance with applicable banking laws, including, without limitation, those banking laws and regulations concerning loans to insiders.

None of the directors or executive officers of the Company, owners of 5% or more of the Company’s outstanding stock, or their immediate family members, had a direct or indirect interest in any transaction involving the Company during 2023 or 2022, served as an executive officer of, or owns, or during 2023 or 2022 owned, of record or beneficially, greater than 10% equity interest in any business or professional entity that has made or received during 2023 or 2022, or proposes to make or receive during 2024, payments to or from the Company or the Bank for property or services in excess of the lesser of $120,000 or 1% of the Company’s average total assets at year-end for the last two completed fiscal years.

COMPLIANCE WITH SECTION 16(A)

OF THE

SECURITIES EXCHANGE ACT OF 1934

The Company is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Delinquent Section 16(a) Reports

Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company during and with respect to 2023, or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to the Company’s and the Bank’s officers, directors and greater-than-10% beneficial owners were complied with during 2023.

PROPOSAL THREE: APPROVAL OF THE AUBURN NATIONAL BANCORPORATION, INC. 2024 EQUITY AND INCENTIVE COMPENSATION PLAN

We are asking our shareholders to approve the adoption of the Auburn National Bancorporation, Inc. 2024 Equity and Incentive Compensation Plan (the “Plan”). The Plan includes 350,000 shares of our Common Stock, which is approximately 10% of the Company’s 3,493,674 outstanding shares of Common Stock as of the close of business on March 18, 2024.

The Plan was approved by the Compensation Committee on March 11, 2024, which recommended it to the Board. The Board approved the Plan on March 12, 2024.

The Plan will enable us to include equity-based incentives as part of our compensation to our officers, employees, non-employee directors, and certain consultants the Compensation Committee may determine are eligible to participate (“Participants”). We believe the Plan is in our shareholders’ best interests to:

•	Align our Participants’ interests with our shareholders’ interests;

•	Retain and attract talented persons in a competitive market, who are important to our business plan, operations and success; and

•	Motivate and incentivize Participants to promote the Company’s success, including its long-term, sustainable and profitable growth.

The following is a summary of the Plan. Terms used in this summary have the same respective meanings as in the Plan, except as otherwise specifically defined herein. The full text of the Plan is attached as Annex A to this Proxy Statement, and the following summary is qualified in its entirety by reference to the Plan. Shareholders should review the Plan before determining how to vote on this proposal.

This proposal requires the affirmative vote of a majority of the votes cast by our shareholders on the proposal at the Meeting.

The Board recommends you vote “FOR” the approval of the Plan.

PLAN OVERVIEW

General

The Plan provides for a variety of equity and equity-based awards, including stock options, performance shares, performance units, stock appreciation rights (“SARs”), restricted stock and restricted stock units (“RSUs”) and cash incentive awards, which provide the Compensation Committee the flexibility to structure appropriate incentives and respond to changes in the market. The Plan may be used in connection with or to satisfy obligations to eligible Participants under other Company compensation or incentive plans, programs or arrangements.

Effective Date and Term of Plan

The Plan is effective as upon shareholder approval at the Meeting (the “Plan Effective Date”). Unless the Plan is terminated earlier by the Board in accordance with its terms, no awards will be made under the Plan on or after the 10th anniversary of the Plan Effective Date. Awards made prior to the end of the term will remain outstanding following such expiration date.

Participants

The Compensation Committee will determine which employees, officers and non-employee directors of the Company and its subsidiaries are eligible to be Participants in the Plan, as well as certain consultants who provide non-securities services to the Company or any subsidiary. As of March 29, 2024, the Company and its Subsidiaries had 148 employees and 9 nonemployee directors.

Administration

The Plan will be administered by the Compensation Committee, including any subcommittee of the Compensation Committee. The Compensation Committee is comprised of “independent directors” under Nasdaq rules, and each of whom is a “non-employee director” under SEC Rule 16b-3. This Committee will have the authority to make awards; designate eligible participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules, regulations, guidelines and procedures as it may deem advisable to carry out the provisions and purposes and administer the Plan; prescribe forms of award agreements, and make any rules, interpretations, and any and all other decisions and determinations that may be required under the Plan. The Committee may, to the extent permitted by law, within Plan-specified parameters, delegate or one or more officers of the Company, or to one or more agents or advisors, administrative duties or powers under the Plan, and delegate to a designated and permitted officer the authority to grant awards in a limited number. Any delegation by the Compensation Committee will not extend to actions with respect to directors or “officers” for purposes of SEC Rule 16b-3.

Shares Available for Awards

The aggregate number of shares of Common Stock reserved for all awards under the Plan is 350,000, subject to adjustment, plus any shares of Common Stock that are returned to the share reserve under the Plan’s provisions allowing shares to be reused for new grants, as described below. See “Adjustments” and “Reuse of Shares” and “Adjustments.” The shares of Common Stock issuable under the Plan may include shares of our authorized but unissued Common Stock or Common Stock held as treasury shares, including shares of our Common Stock that we purchase on the open market, in private transactions or any combination thereof. The aggregate number of shares available under the Plan will be reduced by one share for each share of Common Stock subject to a Plan award.

Reuse of Shares

If any award granted under the Plan is cancelled or forfeited, clawed back, expires, is settled for cash (in whole or in part), or is unearned (in whole or in part), the Shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, clawback, expiration, cash settlement, or unearned amount, again be available for awards under the Plan. Shares issued to a Participant that has elected under the Plan to give up the right to receive compensation in exchange for Shares of Common Stock based on fair market value, will not count against the aggregate limit of Shares provided by the Plan.

Shares will not be added, added back or available for future awards under the Plan in the case of:

•	Shares of Common Stock withheld by the Company for, or delivered, tendered or otherwise used in, payment of the Option Price of an Option Right or to satisfy any tax or other withholding;

•	The gross number of Appreciation Rights, and not just the Shares of Common Stock issued upon exercise or settlement of an Appreciation Right; and

•	Shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights.

If a Participant has elected under the Plan to give up the right to receive compensation in exchange for Shares of Common Stock based on fair market value, such Shares will not count against the aggregate number of available Shares.

Adjustments

Subject to the Plan’s terms and limitations, the Committee may adjust the number of Shares covered by the Plan and any under any Plan awards to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, extraordinary cash dividend, stock split, combination of Shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing (each, a “Major Corporate Event”).

Limitations on Awards

Incentive stock options are limited to 350,000 shares. Each nonemployee director may not receive compensation, including cash and awards under the Plan having a fair market value at the date of any award, which exceeds $100,000 in any calendar year.

Award Types

The Plan includes the following types of awards, each of which must be in writing (an “Evidence of Award”):

Stock Options are option rights that provide the Participant the right to purchase Shares of Common Stock at a specified price upon exercise of an award granted pursuant to the Plan for the period, and upon the terms and conditions, specified by the Compensation Committee. Stock options include options intended to qualify as “incentive stock options” under Section 422 or other provisions of the Internal Revenue Code of 1986 (the “Code”). The exercise price of a stock option granted under the Plan may not be less than the fair market value of the Common Stock on the date of grant. Stock options granted under the Plan have a maximum term of 10 years. Option Rights may provide for continued vesting or the earlier exercise of such Option Rights, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control. Option Rights may not provide for any dividends or dividend equivalents thereon. Stock options that qualify as “incentive stock options” under the Code may be granted only to employees.

Appreciation Rights, including stock appreciation rights or “SARs,” are rights granted to the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. The Spread is the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided in the Appreciation Right. Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon. Each Appreciation Right will specify a Base Price used to determine the Spread, which generally may not be less than the Market Value per Share on the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Appreciation Right upon such terms and conditions as established by the Committee. No Appreciation Right may be exercised more than 10 years from the Date of Grant.

Restricted Stock Awards are grants that are immediate transfers of the ownership of Shares of Common Stock to the Participant in consideration of the performance of services, and entitle such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer. Any such grant or sale of Restricted Stock will require that any and all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Stock, which will be subject to the same restrictions as the underlying award. Unless the Evidence of Award states otherwise, all dividends will be reinvested in Shares of Restricted Stock. Otherwise, any such dividends or other distributions on Restricted Stock will be paid in cash, without interest, contingent upon and deferred until the vesting of such Restricted Stock. All Restricted Stock shares will be held by the Company or its transfer agent until the Restriction Period ends.

Restricted Stock Units (“RSUs)” are awards under the Plan that grant the right to receive Shares of Common Stock, cash or a combination at the end of the applicable Restriction Period. Each such grant or sale will constitute the agreement by the Company to deliver Shares of Common Stock or cash, or a combination, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Compensation Committee may specify. During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Shares of Common Stock deliverable upon payment of the Restricted Stock Units and will have no right to vote them. The Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on a deferred and contingent basis, either in cash or in additional Shares of Common Stock; provided, however, that dividend equivalents or other distributions on Shares of Common Stock underlying Restricted Stock Units will be paid in cash, without interest, contingent upon and deferred until, the vesting of such Restricted Stock Units.

Cash Incentive Awards, Performance Shares and Performance Units may be granted under the Plan. “Performance Shares” are bookkeeping entries that record the equivalent of one share of Common Stock awarded pursuant to this Plan. “Performance Units” or “PSUs” are bookkeeping entries of awards that record a unit equivalent to $1.00 or such other value as is determined by the Compensation Committee.

Each grant of a Cash Incentive Award, Performance Shares or Performance Units will specify the related Performance Period and Management Objectives which, if achieved, will result in payment or early payment of the award. Each award may set minimum acceptable level or levels of achievement under the Management Objectives. Awards also may set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, which will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The amount payable with respect to these awards may be paid by the Company in cash, shares of Common Stock, Restricted Stock or Restricted Stock Units, or any combination thereof. The Committee may, on the Date of Grant of Performance Shares or Performance Units, provide for the payment of dividend equivalents to the holder, either in cash or in additional Shares of Common Stock, and if paid in cash, without interest contingent upon and deferred until, the Participant has earned the related to such Performance Shares or Performance Units, as applicable.

Other Awards are awards that the Compensation Committee, may grant in Shares of Common Stock or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares of Common Stock or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares of Common Stock, purchase rights for Shares of Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries or other business units or affiliates, or any other factors designated by the Committee, and awards valued by reference to the book value of the Shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. Cash awards may also be made as part of any of the foregoing Other Awards, and dividends or dividend equivalents on such awards may be granted on a deferred and contingent basis, either in cash or in additional Shares of Common Stock; provided, however, that dividend equivalents or other distributions on Shares of Common Stock underlying Other Awards will be paid in cash, without interest, contingent upon and deferred until the Participant has earned such awards.

No Repricing of Stock Options or SARs

Except for Adjustments described above or in the event of a Change in Control, outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding “underwater” Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, without shareholder approval.

Change of Control

The Plan provides for Changes in Control as provided in the applicable Evidence of Award. In the case of Major Corporate Event, including a Change in Control, the Compensation Committee may (a) accelerate the vesting for any outstanding award under this Plan in a manner that complies with Section 409A of the Code or (b) substitute for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all such replaced awards in a manner that complies with Section 409A of the Code. If the consideration payable in a Major Corporate Event or Change in Control is lower than the Option Price or Base Price of an award, the Compensation Committee has the discretion to cancel such Option Right or Appreciation Right without any payment to the holder.

Amendments of Awards

The Compensation Committee may amend the terms of any award granted under the Plan. Except for adjustments or actions to comply with the clawback and forfeiture provisions applicable to awards under this Plan, no such amendment will impair the rights of any Participant without his or her consent. Except for changes authorized by the Plan in connection with a Major Corporate Event or a Change in Control, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding “underwater” Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without shareholder approval.

Term of Awards

All stock options and Appreciation Rights granted under the Plan will expire no later than 10 years from date of grant or such earlier time required by law or specified in the award agreement.

Performance

The Plan provides that awards may be subject to measurable performance objectives that must be achieved over related Performance Periods established from time to time by the Compensation Committee pursuant to this Plan and applicable to one or more Participants (“Management Objectives”). Grants of Performance Shares, Performance Units or Cash Incentive Awards shall specify Management Objectives, and if so determined by the Compensation Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan may have specified Management Objectives and Performance Periods. Each award of Cash Incentive Award, Performance Shares or Performance Units may specify a minimum acceptable level or levels of achievement with respect to the Management Objectives and may set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. In the event of a material change in the Company’s business that the Compensation Committee determines makes the Management Objectives unsuitable, the Compensation Committee has the discretion to modify such Management Objectives or the acceptable levels of achievement, in whole or in part, as the Committee deems appropriate and equitable.

Vesting

Each type of award may provide such vesting requirements as the Compensation Committee may determine. It is expected that awards settled in shares of Common Stock will have minimum one-year vesting provisions.

Forfeitures or Clawbacks of Awards

Restricted Stock awards are subject to “substantial risk of forfeiture” to meet the requirements of Code Section 83. Any Evidence of Award may reference a clawback policy of the Company, including the Company’s Erroneously Awarded Executive Incentive-Based Recovery Policy adopted pursuant to Nasdaq Rule 5608 (collectively “Clawback Policy”), or otherwise provide for the for the cancellation or forfeiture of an award, or the forfeiture and repayment to the Company of an award or the forfeiture and repayment to the Company of any gain related to an award, or other repayment or return to the Company of any Shares of Common Stock issued under and/or any other cash, dividends, dividend equivalents or Shares resulting therefrom or any other benefit related to or resulting from, an award, as may be determined by the Compensation Committee from time to time. Forfeitures or clawbacks may be required, during employment or within a specified period after termination of such employment:

•

if the Participant engages or engaged in any detrimental activity, as described in the applicable Evidence of Award, including violation of Company or its subsidiary’s policies, including the Company’s Code of Ethics and Conduct or Insider Trading Policy;

•	in the event of a financial statement “Restatement,” as defined in the Company’s Clawback Policy; or

•	as otherwise required by applicable law.

Hedging, etc.

Participants in, and awards made pursuant to, the proposed Plan also will be subject to the Insider Trading Policy. This Policy prohibits short-selling Company securities or engaging in transactions involving Company Derivative Securities. This prohibition includes trading in Company-based put options and other options contracts, including straddles, swaps, short sales and the like, excluding the exercise of options and other equity awards or Company Derivative Securities, if any, granted by the Company as incentive compensation under the Plan. The Insider Trading Policy does not otherwise prohibit the receipt and exercise of options, restricted stock units, stock appreciation rights or other Derivative Securities granted under Company equity incentive plans. See “Insider Trading Policy.”

Nonsolicitation, Nondisclosure and Noncompetition

The Committee may establish Evidences of Awards or agreements which set forth terms or conditions of awards, which may include confidentiality, noncompetition, nonsolicitation or other restrictive covenants or other provisions permitted by law.

Awards Not Assignable

Awards, including dividends or dividend equivalents paid with respect to awards made under the Plan, generally will not be transferable by the Participant, generally except by will or the laws of descent and distribution. In no event will any award granted under the Plan be transferred for value, except and only to the extent permitted by the Committee in the Evidence of Award and (i) pursuant to a domestic relations order in settlement of marital property rights; or (ii) a transfer to an entity in which more than 50% of the voting interests are owned by family members (or the employee) in exchange for an interest in that entity. An award granted under the Plan may also include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from a Participant of the intent to transfer all or any part of the Shares of Common Stock received under an award.

Rights as Shareholders

No Participant will have any rights as a shareholder with respect to any Shares of Common Stock subject to awards granted to him or her under this Plan prior to the date as of which he or she is becomes the record holder of such Shares of Common Stock on the Company’s or its stock transfer agent’s and registrar’s books and records. Awards of Restricted Stock Restricted Stock Units will have transfer and other restrictions on the holder of such Restricted Stock. Holders of RSUs shall have no rights of ownership or voting rights with respect to Shares deliverable upon payment of Restricted Stock Units during the Restriction Period applicable to each award.

Plan Amendment and Termination

The Company’s Board of Directors may at any time and from time to time amend the Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of Nasdaq or other applicable stock exchange rules would , except for permitted adjustments under the Plan, (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the number of securities which may be issued under this Plan, (iii) materially modify the requirements for participation in this Plan, or (iv) otherwise require shareholder approval to comply with applicable law or Nasdaq rules, or, if the Shares of Common Stock are not traded on the Nasdaq Stock Market, the principal national securities exchange or market upon which the Shares of Common Stock are traded or quoted, all as determined by the Board.

The Board may, in its discretion, terminate the Plan at any time. Termination of the Plan will not affect the rights of Participants or their successors under any outstanding awards under the Plan and not exercised in full on the date of termination.

SEC Registration

The Company intends to file with the Securities and Exchange Commission (“SEC”), a registration statement on Form S-8 after shareholder approval of the Plan and before any awards are made under the Plan.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences that generally will arise with respect to awards granted under the Plan. This summary is based on the federal income tax laws in effect as of the date of this Proxy Statement, and is not a complete discussion of all federal income tax consequences. In addition, this summary assumes that all awards are exempt from, or comply with, the rules of Tax Code Section 409A regarding nonqualified deferred compensation. Changes to these laws, including possibly retroactive changes, could alter the tax descriptions. The tax consequences of awards may vary depending upon the particular circumstances at the time. Participants should consult with their own independent tax advisors with respect to the specific tax consequences that, in light of their particular circumstances, might arise in connection with their receipt of awards under the Plan, including any state, local or foreign tax consequences.

The Plan provides that to the extent that the Company is required to withhold federal, state, local or foreign taxes or other amounts, in connection with any payment made or benefit realized by a Participant or other person under this Plan, it will be a condition to the receipt of such payment or the realization of such benefit that such taxes or other amounts be withheld from such payment or benefit or paid by such Participant or other person, as determined or provided for by the Committee.

Incentive Stock Options

An option holder will not recognize income and we would not receive a deduction at the time an incentive stock option (“ISO”) is granted or vests. If an incentive stock option is exercised, the option holder will not recognize income and we will not receive a deduction. The difference between the market value of the Common Stock subject to the ISO option and the option’s exercise price would be a tax preference item for purposes of calculating the alternative minimum tax. When an ISO is exercised for cash, the Participant’s basis in the Common Stock received is the amount of cash paid. If the Participant holds the shares received upon exercise of the ISO for at least one year from the exercise date or two years from the date of grant (the “holding period”), the optionee will recognize long-term capital gain or loss upon a sale or other disposition in an amount equal to the difference between the amount realized and the basis. If a Participant disposes of the shares within the holding period (an “early disposition”), the optionee will realize ordinary income equal to the lesser of (a) the fair market value of the shares on the date of exercise, or (b) the amount realized on the disposition, over the option exercise price. The Company generally will be entitled to a deduction in an amount equal to such income realized upon an early disposition, subject to Code Section 162(m) limitations. The excess, if any, of the amount realized on disposition of such shares over the fair market value of the shares on the date of exercise will be long term or short term capital gain, depending upon the holding period of the shares.

Nonqualified Stock Options

Any option that is not an ISO will be a “non-qualified option.” There will be no federal income tax consequences to the Participant or to the Company upon the grant of a non-qualified option under the Plan. When the Participant exercises a nonqualified stock option, the participant will recognize ordinary income as compensation income subject to withholding taxes, including FICA and Medicare taxes (“Withholding Taxes”), equal to the excess of the fair market value of the Common Stock received upon exercise over the option exercise price. At that time, the Company would receive a deduction in the same amount, subject to Section 162(m) of the Code. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales price, and the Participant’s tax basis in the shares (the exercise price paid plus any amount recognized by the Participant as ordinary income upon exercise of such option). This capital gain or loss will be long term, if the Participant has held the Common Stock for more than one year, and otherwise will be short term.

Stock Appreciation Rights (SARs)

The Participant will not recognize any gain and the Company will have no deduction upon the grant of a SAR under the Plan. When the participant exercises the SAR in cash, the Participant generally will recognize compensation income equal to the value of the cash received, and the Company would receive a corresponding deduction. If the Participant receives shares of Common Stock, the Participant will recognize compensation income subject to Withholding Taxes equal to the difference between the base price in the SAR award and the market value of any shares of Common Stock on the date of exercise. Upon the sale of such Common Stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the market value of such Shares of Common Stock on the day the SAR was exercised. This capital gain or loss will be long term if the Participant held the stock for more than one year, and otherwise will be short term.

Restricted Stock

A Participant will not recognize taxable income upon the grant of restricted stock, and the Company will not be entitled to a corresponding tax deduction at such time, unless the Participant makes an election under Section 83(b) of the Code to be taxed at the date of grant. Any dividends paid to the Participant prior to the lapse of restrictions are taxable compensation income (subject to withholding) to the Participant, and we will be entitled to a corresponding deduction, subject to the Code Section 162(m) limits. When the restrictions lapse, the Participant will be treated as receiving taxable compensation in the amount equal to the difference between the fair market value of the shares on such date and the purchase price paid for the restricted shares, if any, and, subject to the Section 162(m) deduction limitations described below, the Company will be entitled to a corresponding deduction, subject to the Code Section 162(m) limitations. The Participant’s tax basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and the Participant’s holding period in such shares begins on the day after the restrictions lapse.

Alternatively, a Participant may elect, pursuant to Code Section 83(b), immediate recognition of income upon the receipt of restricted shares (but not restricted stock units). If the election is made within 30 days of the date of grant, the participant will recognize the difference between the fair market value of the restricted shares at the time of grant and the purchase price paid for the restricted shares, if any, as compensation income (subject to Withholding Taxes), and we will be entitled to a corresponding deduction. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the date of grant. Any change in the value of the shares after the date of grant will be taxed as a capital gain or loss when the Participant disposes of the shares. Dividends paid with respect to these shares will not be deductible by us. A Section 83(b) election is irrevocable. If a Section 83(b) election is made, and the restricted shares are subsequently forfeited, the Participant will not be able to recover the tax previously paid pursuant to such Section 83(b) election.

Restricted Stock Units (RSUs) and Performance Units (PSUs)

A Participant will not recognize taxable income at the time of grant of a restricted stock unit or performance stock unit, and the Company will not be entitled to a tax deduction at such time. A Participant will recognize compensation taxable as ordinary income (subject to Withholding Taxes) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction, subject to the limits of Code Section 162(m). When the Common Stock issued pursuant to such award is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the Common Stock on the delivery date. Any capital gain or loss on the stock will be long term if the participant held the stock for more than one year after the delivery date of such stock, and otherwise will be short term. If any dividends or dividend equivalents are paid to the Participant with respect to such units, such dividends will be ordinary compensation income (subject to Withholding Taxes).

Cash Awards

A Participant will not recognize compensation income at the time a cash-based award is granted, including when the Management Objectives are established. Upon receipt of cash in settlement of such an award, a Participant will recognize compensation income (subject to withholding) equal to the cash received.

Other Stock Awards

The tax consequences associated with any other stock-based award granted under the Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the Participant under the award and the Participant’s holding period and tax basis for the award or underlying stock.

Section 162(m)

The Company is generally entitled to a deduction for compensation expense related to awards under the Plan. The Company is not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” under Code Section 162(m).

Section 409A

Certain awards under the Plan may be considered to be deferred compensation subject to Code Section 409A. A failure to satisfy the applicable requirements under this section for awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties. The Plan and awards are intended to be designed and administered to be exempt from or comply with Section 409A so that any awards that are considered “deferred compensation” will not give have any negative tax consequences to the Participant under Section 409A.

Tax Withholding

The Company has the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the Company’s federal, state and local tax withholding obligations (including employment taxes) imposed by law with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, Shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

New Plan Benefits

The Plan is new, and no awards will be made until after our shareholders approve the Plan. Awards will be granted at the Compensation Committee’s discretion. Future benefits or amounts that will be received or allocated under the Plan are not currently determinable.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, we have met and held discussions with management and the independent registered accountants. We have reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023, with management and the independent registered accountants. This review included discussions with the Company’s independent registered accountants of matters required to be discussed by PCAOB’s AS 1301, Communications with Audit Committees and the SEC.

The Company’s independent registered accountants have provided us the written disclosures and the letter required by PCAOB Professional Standards Rule 3526, Communication with Audit Committees Concerning Independence, and we discussed with the independent registered accountants that firm’s independence.

Based upon our discussions with management and the independent registered accountants and our review of the representations of management and the report of the independent registered accountants to the Audit Committee, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Terry W. Andrus
C. Wayne Alderman
J. Tutt Barrett
William F. Ham, Jr.
David E. Housel
Anne M. May

PROPOSAL FOUR: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of the Company has approved the appointment of Elliott Davis, LLC to serve as the Company’s independent registered public accounting firm for the Company for the year ending December 31, 2024. The Audit Committee considered the background, expertise and experience of the audit team assigned to the Company and various other relevant matters, including the proposed fees for audit services. A representative of Elliott Davis will be present at the Meeting and will be given the opportunity to make a statement on behalf of the firm, and will also be available to respond to appropriate questions from shareholders. If the shareholders should fail to ratify the appointment of the independent registered public accounting firm, the Audit Committee will reconsider the appointment.

Independent Public Accountants

The fees billed by the Company’s independent registered public accounting firm relating to the 2023 and 2022 fiscal years were as follows:

	2023	2022

Audit Fees (1) (2) (3)	$ 246,000	$ 202,500
Audit-Related Fees (4)	13,000	13,750
Tax Fees	—	—
All Other Fees	—	—

Total	$ 259,000	$ 216,250

(1)

Includes the aggregate fees billed by Elliott Davis for professional services rendered for the audit of the Company’s annual financial statements, review of unaudited financial statements included in the Company’s Forms 10-Q filed during fiscal years 2023 and 2022 and services normally provided for statutory and regulatory filings or engagements for the fiscal years 2023 and 2022.

(2)

Includes fees billed by Elliott Davis for professional services rendered, as the independent public accountant who audits the institution’s financial statements, to examine, attest to, and report separately on the assertion of management concerning the effectiveness of the institution’s internal control structure and procedures for financial reporting as required by FDIC regulations applicable to FDIC-insured institutions with more than $1 billion in total assets at the beginning of the fiscal year.

(3)	Audit fees for 2023 include $30,000 to audit the Company’s adoption of Accounting Standards Codification (“ASC”) 326, Current Expected Credit Losses, effective January 1, 2023.

(4)

Includes the aggregate fees billed by Elliott Davis for professional services rendered for certain agreed upon procedures and other audit and attestation reports related to compliance matters during fiscal years 2023 and 2022.

Audit Committee Review

The Company’s Audit Committee has reviewed the services rendered and the fees billed by Elliott Davis for the fiscal year ended December 31, 2023. The Audit Committee has determined that the services rendered and the fees billed last year that were not related to the audit of the Company’s financial statements are compatible with the independence of Elliott Davis as the Company’s independent registered accountants.

Audit Committee Pre-Approval Policy

Under the Audit Committee’s Charter and its pre-approval policy, the Audit Committee is required to approve in advance the terms of all audit services provided to the Company as well as all permissible audit related and non-audit services to be provided by the independent public accountants. Unless a service to be provided by the independent public accountants has received approval under the pre-approval policy, it will require specific approval by the Audit Committee. The pre-approval policy is detailed as to the particular services to be provided, and the Audit Committee is to be informed about each service provided. The approval of non-audit services may be performed by the Chairman of the Committee and reported to the full Audit Committee at its next meeting, but may not be performed by the Company’s management. The term of any pre-approval is 12 months, unless the Audit Committee specifically provides for a different period.

The Audit Committee will approve the annual audit engagement terms and fees prior to the commencement of any audit work other than that necessary for the independent public accountant to prepare the proposed audit approach, scope and fee estimates. In addition to the annual audit work, the independent public accountants may perform certain other audit related or non-audit services that are pre-approved by the Audit Committee and are not prohibited by regulatory or other professional requirements. Engagements for the annual audit and recurring tax return preparation engagements shall be reviewed and approved annually by the Audit Committee based on the agreed upon engagement terms, conditions and fees. The nature and dollar value of services provided under these engagements shall be reviewed by the Audit Committee to approve changes in terms, conditions and fees resulting from changes in audit scope, Company structure, exchange rates or other items, if any.

In the event audit-related or non-audit services that are pre-approved under the pre-approval policy have an estimated cost in excess of certain dollar thresholds, these services will require specific approval by the Audit Committee or by the Chairman of the Audit Committee. Any proposed engagement must be approved in advance by the Audit Committee or by the Chairman of the Audit Committee applying the principles set forth in the pre-approval policy, prior to the commencement of the engagement. In determining the approval of services by the independent public accountants, the Audit Committee evaluates each service to determine whether the performance of such service would: (a) impair the public accountant’s independence; (b) create a mutual or conflicting interest between the public accountant and the Company; (c) place the public accountant in the position of auditing his or her own work; (d) result in the public accountant acting as management or an employee of the Company; or (e) place the public accountant in a position of being an advocate for the Company. In no event are monetary limits the only basis for the pre-approval of services.

All of the services provided by Elliott Davis during 2023 and described above under the caption “Audit Fees” and “Audit-Related Fees” were pre-approved by the Company’s Audit Committee pursuant to SEC Regulation S-X, Rule 2-01(c)(7)(i).

The Board recommends you vote “FOR” the approval of this Resolution related to the ratification of the appointment of Elliott Davis as the independent registered public accounting firm for the fiscal year ending December 31, 2024.

AVAILABILITY OF ANNUAL REPORT

Copies of the Company’s 2023 Annual Report to Shareholders can also be found by clicking the heading “Investor Relations” on the Company’s website, www.auburnbank.com, and then clicking on “SEC Filings”, and then clicking on “Annual Reports”. Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Annual Report, including financial statements and schedules thereto, as filed with the SEC. Such requests should be directed to Luellen Bishop, Shareholder Relations, Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama, 36831-3110.

SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company’s 2025 Annual Meeting of Shareholders must be received by the Company on or before December 4, 2024 and must comply with the requirements of SEC Rule 14a-8, in order to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting. If notice of a proposal is not received by the Company in accordance with the dates specified pursuant to SEC Rule 14a-8, then the proposal will be deemed untimely and we will have the right to exclude the proposal from consideration at the 2025 Annual Meeting and/or to exercise discretionary voting authority and vote proxies returned to us with respect to such proposal or director nomination.

If a shareholder does not submit a proposal for inclusion in next year’s proxy statement, but instead wishes to present it directly at the Company’s 2025 Annual Meeting of Shareholders, the Company’s Bylaws require that the shareholder notify the Company of such proposal in writing no later than December 4, 2024, or 120 calendar days in advance of the date (with respect to the Company’s 2025 Annual Meeting of Shareholders) that the Company’s proxy statement was released to its shareholders in connection with the Meeting. The shareholder must also comply with the requirements of Article III, Section 16 of the Company’s Bylaws with respect to shareholder proposals.

OTHER MATTERS

The Company knows of no other matters to be brought before the Meeting. However, if any other proper matter is presented, the persons named in the enclosed form of Proxy intend to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

By Order of the Board of Directors

/s/ Robert W. Dumas
Robert W. Dumas
Chairman of the Board

April 3, 2024

ANNEX A

AUBURN NATIONAL BANCORPORATION, INC.

2024 EQUITY AND INCENTIVE COMPENSATION PLAN

1.	Purpose.

The purpose of Auburn National Bancorporation, Inc. 2024 Equity and Incentive Compensation Plan (the “Plan”) is to attract and retain non-employee Directors, officers and other employees of the Company and its Subsidiaries, and certain consultants to the Company and its Subsidiaries, and to provide incentives and rewards to such persons for service and/or performance.

2.	Definitions.

As used in this Plan:

(a) “Appreciation Right” means a right granted pursuant to Section 5 of this Plan.

(b) “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

(c) “Board” means the Company’s Board of Directors.

(d) “Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.

(e)  “Cause” shall have the meaning as set forth in the applicable Evidence of Award.

(f) “Change in Control” has the meaning set forth in Section 12 of this Plan.

(g)  “Clawback Policy” has the meaning set forth in Section 13 of this Plan.

(h)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)  “Committee” means the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer this Plan pursuant to Section 10 of this Plan, and to the extent of any delegation by the Committee to a subcommittee pursuant to Section 10 of this Plan, such subcommittee.

(j)  “Common Stock” or “Shares” means the shares of the Company common stock, par value $0.01 per share, or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

(k)  “Company” means Auburn National Bancorporation, Inc., a Delaware corporation, and its successors.

(l)  “Date of Grant” means the date provided for by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).

(m)  “Director” means a member of the Board.

(n)  “Disability” shall have the meaning as set forth in the applicable Evidence of Award.

(o)  “Effective Date” means the date this Plan is approved by the Stockholders.

(p)  “Evidence of Award” means an agreement, certificate, resolution, action by written consent or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under this Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant, and shall be binding.

(q)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the SEC’s rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(r)  “Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

(s)  “Management Objectives” means the measurable performance objective or objectives established from time to time pursuant to this Plan applicable to one or more Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the acceptable levels of achievement, in whole or in part, as the Committee deems appropriate and equitable.

(t)  “Market Value per Share” means, as of any particular date, the closing price of a share of Common Stock as reported for that date on the Nasdaq Stock Market or, if the Shares of Common Stock are not then listed on the Nasdaq Stock Market, on any other national securities exchange on which the Shares of Common Stock are listed or other established securities market on which Shares are traded, such as the interdealer quotation services operated by OTC Markets Group, Inc., or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Shares of Common Stock, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method, provided such pricing method is stated in the applicable Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(u)  “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(v)  “Option Price” means the purchase price payable on exercise of an Option Right.

(w)  “Option Right” means the right to purchase Shares of Common Stock upon exercise of an award granted pursuant to Section 4 of this Plan.

(x)  “Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) a non-employee Director of the Company or any of its Subsidiaries, (ii) an officer or other employee of the Company or any Subsidiary, including a person who has agreed to commence serving in such capacity within 90 days of the Date of Grant, or (iii) a person, including a consultant, who provides services to the Company or any Subsidiary that are equivalent to those typically provided by an employee, provided that such person satisfies the Commission Form S-8 definition of an “employee”.

(y)  “Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.

(z)  “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

(aa)  “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.

(bb)  “Plan” has the meaning specified in Section 1 above, as such Plan is amended or amended and restated from time to time.

(cc)  “Restricted Stock” means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(dd)  “Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive Shares of Common Stock, cash or a combination thereof at the end of the applicable Restriction Period.

(ee)  “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.

(ff)   “SEC” or “Commission” means the United States Securities and Exchange Commission and any successor thereto.

(gg)  “Securities Act” means the Securities Act of 1933, as amended, and the SEC’s rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(hh)  “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for with respect to the Appreciation Right.

(ii)  “Stockholder” means each individual or entity that owns one or more shares of Common Stock.

(jj)  “Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares of capital stock or securities (representing the right to vote generally in the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, unincorporated association or other similar entity), but more than 50% of whose ownership interests representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which the Company at the time owns or controls, directly or indirectly, more than 50% of the total combined Voting Power represented by all classes of stock issued by such corporation.

(kk)  “Voting Power” means, at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company or members of the board of directors or similar governing person or body in the case of another entity.

3.	Shares Available Under this Plan.

(a)  Maximum Shares Available Under this Plan.

(i)  Subject to adjustment as provided in Section 11 of this Plan and the Share counting rules set forth in Section 3(b) of this Plan, the number of Shares of Common Stock available under this Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed in the aggregate 350,000 Shares of Common Stock. Such Shares may be Shares of original issuance or Shares held as treasury shares or a combination of the foregoing.

(ii)  The aggregate number of Shares of Common Stock available under Section 3(a)(i) of this Plan will be reduced by one Share of Common Stock for every one Share of Common Stock subject to an award granted under this Plan.

(b)  Share Counting Rules.

(i)  Except as provided in Section 22 of this Plan, if any award granted under this Plan is cancelled or forfeited, expires, is settled for cash (in whole or in part) and cancelled, or is unearned (in whole or in part) and cancelled, the Shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under Section 3(a)(i) above.

(ii)  If, after the Effective Date, any Shares of Common Stock subject to an award granted under the Predecessor Plans are forfeited, or an award granted under the Predecessor Plans is cancelled or forfeited, expires, is settled for cash (in whole or in part), or is unearned (in whole or in part), the Shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, be available for awards under this Plan.

(iii)  Notwithstanding anything to the contrary contained in this Plan: (A) Shares of Common Stock withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (B) the gross number of Appreciation Rights, and not just the Shares of Common Stock issued upon exercise or settlement of an Appreciation Right will not be added back to the aggregate number of Shares of Common Stock available under Section 3(a)(i) of this Plan; (C) Shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added (or added back, as applicable) to the aggregate number of Shares of Common Stock available under Section 3(a)(i) of this Plan; and (D) Shares of Common Stock withheld by the Company, tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate number of Shares of Common Stock available under Section 3(a)(i) of this Plan.

(iv)  If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Shares of Common Stock based on fair market value, such Shares of Common Stock will not count against the aggregate limit under Section 3(a)(i) of this Plan.

(c)  Limit on Incentive Stock Options. Notwithstanding anything to the contrary contained in this Section 3 or elsewhere in this Plan, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of Shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 350,000 Shares of Common Stock.

(d)  Non-Employee Director Compensation Limit. Notwithstanding anything to the contrary contained in this Section 3 or elsewhere in this Plan, and subject to adjustment as provided in Section 11 of this Plan, in no event will any non-employee Director in any calendar year be granted compensation (including meeting and retainer fees and equity grants) for such service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $100,000.

4.	Option Rights.

The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)  Each grant will specify the number of Shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)  Each grant will specify an Option Price per share of Common Stock, which Option Price (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.

(c)  Each grant will specify whether the Option Price will be payable (i) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Shares of Common Stock owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, by the withholding of Shares of Common Stock otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of Shares held as treasury stock held by the Company, the Shares of Common Stock so withheld will not be treated as issued and acquired by the Company upon such exercise), (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.

(d)  To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the Shares of Common Stock to which such exercise relates.

(e)  Successive grants may be made to the same Participant, whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)  Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, that is necessary before any Option Rights or installments thereof will become exercisable. Option Rights may provide for continued terms or the earlier exercise of such Option Rights, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(g)  Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)  Option Rights granted under this Plan may be (i) options, including Incentive Stock Options, which are intended to qualify under particular provisions of the Code, (ii) options that are not intended to so qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i)  No Option Right will be exercisable more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Option Right upon such terms and conditions as established by the Committee.

(j)  Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(k)  All Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

5.	Appreciation Rights.

(a)  The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right will be the right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

(b)  Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)  Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Shares of Common Stock or any combination thereof.

(ii)  Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed any maximum specified by the Committee on the Date of Grant.

(iii)  Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)  Each grant will specify the period or periods of continuous service by the Participant with the Company or any Subsidiary, if any, that is necessary before the Appreciation Rights or installments thereof will become exercisable. Appreciation Rights may provide for continued vesting or the earlier exercise of such Appreciation Rights, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(v) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi) Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(vii)  Successive grants of Appreciation Rights may be made to the same Participant regardless of whether any Appreciation Rights previously granted to the Participant remain unexercised.

(viii)  Each grant of Appreciation Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

(c)  Also, regarding Appreciation Rights:

(i)  Each grant will specify in respect of each Appreciation Right a Base Price, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant; and

(ii)  No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Appreciation Right upon such terms and conditions as established by the Committee.

6.	Restricted Stock.

The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)  Each such grant or sale will constitute an immediate transfer of the ownership of Shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.

(b)  Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.

(c)  Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant or until achievement of the Management Objectives referred to in Section 6(e) of this Plan.

(d)  Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant (which restrictions may include rights of repurchase or first refusal of the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture while held by any transferee).

(e)  Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock.

(f)  Notwithstanding anything to the contrary contained in this Plan, Restricted Stock may provide for continued vesting or the earlier termination of restrictions on such Restricted Stock, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(g)  Any such grant or sale of Restricted Stock will require that any and all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Stock, which will be subject to the same restrictions as the underlying award. Unless the Evidence of Award states otherwise, all dividends will be reinvested in Shares of Restricted Stock. Otherwise, any such dividends or other distributions on Restricted Stock will be deferred until, and paid in cash, without interest, contingent upon, the vesting of such Restricted Stock.

(h)  Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares or (ii) all Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Stock.

7.	Restricted Stock Units.

The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)  Each such grant or sale will constitute the agreement by the Company to deliver Shares of Common Stock or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Committee may specify.

(b)  Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.

(c)  Notwithstanding anything to the contrary contained in this Plan, Restricted Stock Units may provide for continued vesting or the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(d)  During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Shares of Common Stock deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on a deferred and contingent basis, either in cash or in additional Shares of Common Stock; provided, however, that dividend equivalents or other distributions on Shares of Common Stock underlying Restricted Stock Units will be deferred until, and paid in cash, without interest contingent upon, the vesting of such Restricted Stock Units.

(e)  Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Shares of Common Stock or cash, or a combination thereof.

(f)  Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

8.	Cash Incentive Awards, Performance Shares and Performance Units.

The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)  Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, to which it pertains, which number or amount may be subject to adjustment, as provided in the Evidence of Award, to reflect changes in compensation or other factors.

(b)  The Performance Period with respect to each Cash Incentive Award or grant of Performance Shares or Performance Units will be such period of time as will be determined by the Committee. Cash Incentive Awards, Performance Shares and Performance Units may be subject to continued vesting or the earlier lapse or other modification of the applicable Performance Period, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

(c)  Each grant of a Cash Incentive Award, Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level or levels of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(d)  Each grant will specify the time and manner of payment of a Cash Incentive Award, Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock, in Restricted Stock or Restricted Stock Units or in any combination thereof.

(e)  Any grant of a Cash Incentive Award, Performance Shares or Performance Units may specify that the amount payable or the number of Shares of Common Stock, Restricted Stock or Restricted Stock Units payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant.

(f)  The Committee may, on the Date of Grant of Performance Shares or Performance Units, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional Shares of Common Stock, subject in all cases to deferral until, and paid in cash, without interest contingent upon, the Participant’s earning of the Performance Shares or Performance Units, as applicable, with respect to such related dividend equivalents.

(g)  Each grant of a Cash Incentive Award, Performance Shares or Performance Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

9.	Other Awards.

(a)  Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may authorize the grant to any Participant of Shares of Common Stock or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares of Common Stock or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares of Common Stock, purchase rights for Shares of Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the Shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Shares of Common Stock, other awards, notes or other property, as the Committee determines.

(b)  Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.

(c)  The Committee may authorize the grant of Shares of Common Stock as a bonus, or may authorize the grant of other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

(d)  The Committee may, at or after the Date of Grant, authorize the payment of dividends or dividend equivalents on awards granted under this Section 9 on a deferred and contingent basis, either in cash or in additional Shares of Common Stock; provided, however, that dividend equivalents or other distributions on Shares of Common Stock underlying awards granted under this Section 9 will be deferred until, and paid in cash, without interest, contingent upon the Participant earning such awards.

(e)  Notwithstanding anything to the contrary contained in this Plan, awards under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death or disability of a Participant or in the event of a Change in Control.

10. Administration of this Plan.

(a)  This Plan will be administered by the Committee. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.

(b)  The interpretation and construction by the Committee of any provision of this Plan or of any Evidence of Award (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate, subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.

(c)  To the extent permitted by law, the Committee may delegate to one or more of its members, to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization shall set forth the total number of Shares of Common Stock such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

(d)  Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of SEC Rule 16b-3 (or any successor rule) under the Exchange Act.

11. Adjustments.

The Committee shall make or provide for such adjustments in the number of and kind of Shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of and kind of Shares of Common Stock covered by other awards granted pursuant to Section 9 of this Plan, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, extraordinary cash dividend, stock split, combination of Shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee may (a) accelerate the vesting for any outstanding award under this Plan in a manner that complies with Section 409A of the Code or (b) provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the number of Shares of Common Stock specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, determines is appropriate to reflect any transaction or event described in this Section 11; provided, that (A) any such adjustment to the number specified in Section 3(c) of this Plan will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify and (B) in making such adjustments, the Committee shall take into account following such transaction or event, that the number of Shares of Common Stock specified in Section 3 of this Plan, as adjusted, as a percentage of then outstanding Shares of Company voting common stock, shall bear a reasonable relationship to the number of Shares of Common Stock specified in Section 3 of this Plan as a percentage of the outstanding Shares of Company voting common stock outstanding on the Effective Date.

12. Change in Control.

For purposes of this Plan, a “Change in Control” shall be defined in the applicable Evidence of Award.

13. Detrimental Activity; Recovery Provisions; etc.

Any Evidence of Award may reference a clawback policy of the Company, including the Company’s Erroneously Awarded Executive Incentive-Based Recovery Policy (collectively “Clawback Policy”), or otherwise provide for the recovery by the Company, or the cancellation or forfeiture, of an award or the forfeiture and repayment to the Company of any gain related to or proceeds of an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a Subsidiary, or (b) within a specified period after termination of such employment or service, engages or engaged in any detrimental activity, as described in the applicable Evidence of Award or such Clawback Policy, in the event of a “Restatement” (as defined in the Company’s Erroneously Awarded Executive Incentive-Based Recovery Policy) or as otherwise required by applicable law. In addition, and without limiting the generality of the foregoing, any Shares of Common Stock issued under an award and/or any other cash, dividends, dividend equivalents or Shares received pursuant to an award may become subject to repayment upon such terms and conditions as may be required by the Committee under or as a result of a violation of, the Company’s Code of Ethics and Conduct, Insider Trading Policy, Clawback Policy or any applicable laws, or the rules of any national securities exchange or association or other market on which the Shares of Common Stock may be traded, including Nasdaq Rule 5608.

14. Non-U.S. Participants.

In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders.

15. Transferability.

Except as otherwise determined by the Committee, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, or other award contemplated by Section 9 of this Plan, or dividends or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution. In no event will any such award granted under this Plan be transferred for value, except and only to the extent permitted by the Committee in the Evidence of Award and by Commission Form S-8 (i.e., (i) pursuant to a domestic relations order in settlement of marital property rights; or (ii) a transfer to an entity in which more than 50% of the voting interests are owned by family members (or the employee) in exchange for an interest in that entity.

Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

The Committee may specify on the Date of Grant that part or all of the Shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units, or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

16. Withholding Taxes.

To the extent that the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a Participant or other person under this Plan, it will be a condition to the receipt of such payment or the realization of such benefit that such taxes or other amounts be withheld from such payment or benefit or paid by such Participant or other person, as determined or provided for by the Committee. With respect to such benefits that are to be received in the form of Shares of Common Stock, the Committee will cause the applicable Evidence of Award to specify the manner or manners where the withholding or payment of such taxes or other amounts will be effected by or on behalf of such Participant or other person, which manner or manners may include, as provided for by the Committee, withholding from the Shares of Common Stock required to be delivered to the Participant a number of Shares of Common Stock having a value equal to the amount required to be withheld. Any Shares of Common Stock used for the purposes of such withholding or payment will be valued based on the fair market value of such Shares on the date on which the benefit or payment is to be included in the Participant’s income. In no event will the fair market value of any Shares of Common Stock withheld or otherwise used pursuant to this Section 16 exceed the minimum amount required to be withheld, unless (i) an additional amount can be withheld and not result in adverse accounting consequences, (ii) such additional withholding amount is authorized by the Committee, and (iii) the total amount withheld does not exceed the Participant’s estimated tax obligations attributable to the applicable transaction. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of Shares of Common Stock acquired upon the exercise of Option Rights.

17.  Compliance with Section 409A of the Code.

(a)  To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the United States Department of the Treasury or the Internal Revenue Service.

(b)  Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its Subsidiaries.

(c)  If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but instead will pay such amount, without interest, on the fifth business day of the seventh month after such separation from service.

(d)  Solely with respect to any award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such award.

(e)  Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder, including any related Evidence of Award, as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

18.  Amendments.

(a)  The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of applicable stock exchange rules and except as permitted under Section 11 of this Plan, (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Stockholders in order to comply with applicable law or Nasdaq rules, or, if the Shares of Common Stock are not traded on the Nasdaq Stock Market, the principal national securities exchange or market upon which the Shares of Common Stock are traded or quoted, all as determined by the Board, then, such amendment will be subject to Stockholder approval and will not be effective unless and until such approval has been obtained.

(b)  Except in connection with a corporate transaction or event described in Section 11 of this Plan or in connection with a Change in Control, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding “underwater” Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without Stockholder approval. Section 18(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 18(b) may not be amended without approval by the Stockholders.

(c)  If permitted by Section 409A of the Code, but subject to the paragraph that follows, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any dividend equivalents or other awards made pursuant to Section 9 of this Plan subject to any vesting schedule or transfer restriction, or who holds Shares of Common Stock subject to any transfer restriction imposed pursuant to Section 15(a) of this Plan, the Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(d)  Subject to Section 18(b) of this Plan, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively. Except for adjustments made pursuant to Section 11 or to comply with Section 13, of this Plan, no such amendment will impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

19. Governing Law.

This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Alabama.

20. Effective Date/Termination.

This Plan will be effective as of the Effective Date. No grants will be made on or after the Effective Date prior to the Commission declaring effective a registration statement filed by the Company on Commission Form S-8, except in the circumstances, if applicable, contemplated by Section 21(l) of this Plan. No grant will be made under this Plan on or after the tenth anniversary of the Effective Date, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan. For clarification purposes, the terms and conditions of this Plan shall not apply to or otherwise effect previously granted and outstanding awards under plans, as applicable, of plans of entities acquired by the Company or one of its Subsidiaries, or of entities which have merged or consolidated with the Company or a Subsidiary of the Company.

21. Miscellaneous Provisions.

(a)  The Company will not be required to issue any fractional Shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

(b)  This Plan will not confer upon any Participant any right with respect to continued employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c)  Except with respect to Section 21(e) of this Plan, to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d)  No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to applicable law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e)  Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

(f)  No Participant will have any rights as a Stockholder with respect to any Shares of Common Stock subject to awards granted to him or her under this Plan prior to the date as of which he or she is becomes the record holder of such Shares of Common Stock on the Company’s or its stock transfer agent’s and registrar’s books and records.

(g)  The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h)  Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Shares of Common Stock under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan, and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the crediting of dividend equivalents or dividends, in each case, without interest, on the deferral amounts.

(i)  If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect. Notwithstanding anything in this Plan or an Evidence of Award to the contrary, nothing in this Plan or in an Evidence of Award prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity, a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.

(j)  An award granted under this Plan may include a provision whereby the Company may elect to repurchase all, or any part of the Shares of Common Stock acquired by a Participant. The terms of any repurchase option shall be specified in the Evidence of Award.

(k)  An award granted under this Plan may also include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from a Participant of the intent to transfer all or any part of the Shares of Common Stock received under an award. Except as expressly provided in this paragraph or in the Evidence of Award, such right of first refusal shall otherwise comply with any applicable provisions of the Company’s Certificate of Incorporation or Bylaws. The Board reserves the right to assign the Company’s right of first refusal.

(l)  Unless otherwise determined by the Board, during any period in which the Company does not have a class of its securities registered under Section 12 of the Exchange Act and is not required to file reports under Section 15(d) of the Exchange Act, this Plan is intended to be a written compensatory benefit plan within the meaning of Commission Rule 701 promulgated under the Securities Act, although grants may be made pursuant to this Plan that do not qualify for exemption under Commission Rule 701promulgaged under the Securities Act. An award will not be effective unless such award complies in al material respects with all applicable federal and state securities laws and the requirements of any stock exchange, interdealer quotation system or automated quotation system or market where the Shares of Common Stock may then be listed or quoted, as such laws and rules are in effect on the date of grant of the award and also on the date of exercise or other issuance.

(m)  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares of Common Stock under this Plan prior to (i) obtaining any (i) approvals, consents, exemptions, rulings or determinations from, any applicable governmental authorities that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption for, or registration or qualification of, such Shares of Common Stock under any federal state or other applicable jurisdictions’ securities laws, or federal that the Company determines to be necessary or advisable. The inability of the Company to obtain from any applicable governmental authority, deemed by the Company’s legal counsel to be necessary or advisable to the lawful offer, sale and issuance of any Shares hereunder shall relieve the Company of any liability in respect of the failure to offer, sell and issue such Shares as to which such requisite authority, registration, qualifications or exemption shall not have been obtained. The Company will be under no obligation to register the Shares of Common Stock with the Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state’s or any foreign or other domestic jurisdiction’s securities laws, or to list such Shares for trading on any stock exchange, automated quotation system or over-the-counter market, and the Company will have no liability for any inability or failure to do so.

(n)  Participants are subject to the Company’s Insider Trading Policy, and Evidences of Awards will acknowledge each Participant’s obligation to comply with the Insider Trading Policy and contain agreements to comply with the Insider Trading Policy and Exchange Act Section 16, including reporting by the Participant with respect to Awards under this Plan.

22. Stock-Based Awards in Substitution for Awards Granted by Another Company.

Notwithstanding anything in this Plan to the contrary:

(a)  Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity that is acquired by the Company or one of its Subsidiaries or which merges or consolidates with the Company or any of the Company’s Subsidiaries. Any conversion, substitution or assumption will be effective as of the effective time of the acquisition, merger or consolidation, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Shares of Common Stock substituted for the securities covered by the original awards and the number of Shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices and the conversion ratios applicable in connection with the transaction.

(b)  In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by its or a predecessor’s stockholders and not adopted in contemplation of such acquisition, merger or consolidation, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition, merger or consolidation) may be used for awards made after such acquisition, merger or consolidation under this Plan; provided that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition, merger or consolidation, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition, merger or consolidation.

(c)  Any Shares of Common Stock that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Plan will not reduce the number of Shares of Common Stock available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 3 of this Plan. In addition, no Shares of Common Stock subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Plan will be added to the aggregate limit contained in Section 3(a)(i) of this Plan.

23. Lock-Up Agreement.

It shall be a condition to a Participant’s receipt of any award under this Plan that: (a) the Participant agree (and the Participant will be deemed by his or her acceptance of such award to have agreed) that, in the event of any Company offering of Shares of Common Stock (an “Offering”), if requested by the Company, the Board and/or any underwriters managing the Offering, the Participant will not, and the Participant will enter into a customary lock-up agreement in the form prepared by the Company and/or the underwriters pursuant to which the Participant will not, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares of Common Stock or any securities of the Company convertible into or exercisable or exchangeable for Shares of Common Stock (and excluding any Shares of Common Stock subsequently purchased by the Participant on the open market or in such offering), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences or reduces the holder’s economic risks, of ownership of such Shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares of Common Stock or other securities, in cash or otherwise, without the prior consent of the Company or the underwriter, provided that such lock-up time period will not exceed 180 days from the effective date of an initial public offering, or, in the case of subsequent offerings of securities, 90 days from the effective date of such subsequent offering and any extension required by the rules and regulations applicable to the underwriters; and (b) the Participant waives, and will be deemed by his or her acceptance of such award to have agreed), in the event of an Offering, to waive, any registration rights he or she may have with respect to any Offering of Shares of Common Stock, whether pursuant to any stockholders’ agreement with the Company and/or third parties, or otherwise.

AUBURN NATIONAL Bancorporation, Inc. VOTE Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 1:00 A.M., Central Time, on
May 14, 2024.
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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4.
1. Election of Directors:
01—C. Wayne Alderman
02—Terry W. Andrus
03—J. Tutt Barrett
04—Laura J. Cooper
05—Robert W. Dumas
06—William F. Ham, Jr.
07—David A. Hedges
08—David E. Housel
09—Michael A. Lawler
10—Anne M. May
11—Sandra J. Spencer
Mark here to vote FOR all nominees
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01 02 03 04 05 06 07 08 09 10 11
For All EXCEPT—To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.
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For
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2. To approve the compensation of the Company’s named
3. Approve the 2024 Equity and Incentive Compensation Plan.
executive officers.
4. To ratify the appointment of Elliott Davis, LLC as the
5. The Proxies are authorized to vote upon such other business as independent registered public accounting firm of the Company may properly come before the Meeting, or any adjournments of for the fiscal year ending December 31, 2024.
the majority of the Company’s Board of Directors.
Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.
Date (mm/dd/yyyy) — Please print date below.
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qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
REVOCABLE PROXY — AUBURN NATIONAL BANCORPORATION, INC.
2024 ANNUAL MEETING OF SHAREHOLDERS MAY 14, 2024
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Auburn National Bancorporation, Inc., Auburn, Alabama (the “Company”), hereby revoking any proxy heretofore given, does hereby nominate, constitute, and appoint Robert W. Dumas, and Terry W. Andrus or either one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to vote all of the shares of common stock of the Company standing in the undersigned’s name, on its books on March 18, 2024, and that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the AuburnBank Center, 100 North Gay Street, Auburn, Alabama at 3:00 p.m. local time, on Tuesday, May 14, 2024, and at any adjournments thereof (the “Meeting”), with all the powers the undersigned would possess if personally present as follows:
The proxy will be voted as directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the election of all the nominees listed in Proposal 1, FOR approval of the compensation of the Company’s named executive officers, FOR approval of the 2024 Equity and Incentive Compensation Plan, and FOR the ratification of the appointment of Elliott Davis, LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. The Proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournments in accordance with the determination of a majority of the Board of Directors as to any other matters. The undersigned shareholder may revoke this proxy at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Company’s Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) by appearing at the Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 14, 2024 FOR AUBURN NATIONAL BANCORPORATION, INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.AUBNPROXY.COM. *PROXY STATEMENT *ANNUAL REPORT
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO VOTE ONLINE AT INVESTORVOTE.COM/AUBN.
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